                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ STEPHEN L. WAY
                                       ----------------------------------------
                                       Stephen L. Way

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ JAMES M. BERRY
                                       ---------------------------------------
                                       James M. Berry

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ FRANK J. BRAMANTI
                                       ---------------------------------------
                                       Frank J. Bramanti

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ PATRICK B. COLLINS
                                       ---------------------------------------
                                       Patrick B. Collins

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ J. ROBERT DICKERSON
                                       ---------------------------------------
                                       J. Robert Dickerson

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ EDWARD H. ELLIS, JR.
                                       ---------------------------------------
                                       Edward H. Ellis, Jr.

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ EDWIN H. FRANK, III
                                       ---------------------------------------
                                       Edwin H. Frank, III

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ ALAN W. FULKERSON
                                       ---------------------------------------
                                       Alan W. Fulkerson

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ WALTER J. LACK
                                       ---------------------------------------
                                       Walter J. Lack

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ STEPHEN J. LOCKWOOD
                                       ---------------------------------------
                                       Stephen J. Lockwood

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ JOHN N. MOLBECK, JR.
                                       ---------------------------------------
                                       John N. Molbeck, Jr.

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ PETER B. SMITH, JR.
                                       ---------------------------------------
                                       Peter B. Smith, Jr.

                                                                     Exhibit 24

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints STEPHEN L. WAY, FRANK J. BRAMANTI, and CHRISTOPHER L. MARTIN and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Form S-8 Registration Statement of HCC Insurance Holdings, Inc. (the "Registrant") with respect to the HCC Insurance Holdings, Inc. 1997 Flexible Incentive Plan and the Form S-8 Registration Statement of the Registrant with respect to the HCC Insurance Holdings, Inc. 1996 Nonemployee Director Stock Option Plan as Restated and Amended, to sign any and all amendments to same (including post-effective amendments), and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

August 17, 1998                        /s/ HUGH T. WILSON
                                       ---------------------------------------
                                       Hugh T. Wilson